UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 25, 2010
(Date of earliest event reported)

VITACOST.COM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500
Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure

Investor Presentation

Beginning on May 25, 2010, executives of Vitacost.com Inc. (the “Company”) will present the information about the Company described in the slides attached to this report as Exhibit 99.1 to various investors.  The slides set forth in Exhibit 99.1 are incorporated by reference herein.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including exhibits, furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Additional Information and Where to Find It

In connection with a consent revocation solicitation, Vitacost.com Inc. filed a preliminary consent revocation statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on May 21, 2010.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE CONSENT REVOCATION STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VITACOST.COM INC. AND THE PROPOSED CONSENT REVOCATION.  The definitive consent revocation statement (when it becomes available) will be mailed to Vitacost.com Inc. stockholders.  Investors and stockholders may obtain a free copy of these documents (when available) and other documents filed by Vitacost.com Inc. at the SEC’s website at www.sec.gov and at the Investor Relations section of our website at www.vitacost.com.  The consent revocation statement and such other documents may also be obtained for free from Vitacost.com Inc. by directing such request to Vitacost.com Inc., Attention: Kathleen Reed, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Telephone: 561-982-4180.

Vitacost.com Inc. and its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from its stockholders in connection with the consent revocation solicitation.  Information about Vitacost.com Inc.’s directors and executive officers is set forth in Vitacost.com Inc.’s preliminary consent revocation statement on Schedule 14A which was filed with the SEC on May 21, 2010.

Forward-Looking Statements

This Form 8-K and other reports and proxy statements filed with the SEC, communications to stockholders, press releases and oral statements made by representatives of the Company contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that relate to possible future events, our future performance, and our future operations.  In some cases, you can identify such forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions, but these words are not the exclusive means of identifying such statements.  Such statements are only our predictions.  Actual results could differ materially from those projected in such forward-looking statements as a result of the risk factors set forth from time to time in filings we make with the SEC, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q.  Therefore, we cannot guarantee future results, levels of activities, performance or achievements.  Except to the extent required under the federal securities laws and the rules and regulations promulgated by the SEC, we assume no obligation to update the forward-looking statements included herein, whether as a result of new information, future events or circumstances, or otherwise.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

99.1           Slides from Presentation to Investors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 25, 2010

VITACOST.COM INC.

By:	/s/ Richard P. Smith
Name:	Richard P. Smith
Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Slides from Presentation to Investors